UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 30, 2026
Aflac Incorporated
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(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 30, 2026, Aflac Life Insurance Japan Ltd. (“Aflac Japan”), a wholly owned subsidiary of Aflac Incorporated, a Georgia corporation (the “Company”), issued a press release announcing that, on June 25, 2026, Aflac Japan discovered an unauthorized third-party had unlawfully accessed certain of Aflac Japan’s systems between June 15, 2026 and June 25, 2026. Upon identifying the unlawful access, Aflac Japan promptly took steps designed to contain the incident and prevent further intrusion, including suspending certain systems. Notwithstanding the suspension of certain systems, Aflac Japan continues to serve its policyholders as it responds to this incident.

Aflac Japan has launched an investigation into the matter, which remains ongoing, and the Company has engaged third-party cybersecurity experts to support Aflac Japan’s response to the incident.

Although the investigation remains ongoing, Aflac Japan has determined that certain impacted files contain policy and coverage details, personal information, and bank account information. Aflac Japan has notified the Japan Financial Services Agency and other relevant authorities, and intends to provide appropriate notifications to individuals affected by this incident.

This incident is limited to systems in Japan, the Company’s systems related to its U.S. business were not accessed by the unauthorized third-party. At this time, the full scope and potential ultimate impact on the Company are not known.

FORWARD-LOOKING INFORMATION

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Factors that could cause actual results to differ materially from those expressed or implied include the Company’s discovery of additional information related to the incident, legal, reputational, and financial risks resulting from the incident, any potential regulatory inquiries, enforcement actions and/or litigation to which the Company may become subject in connection with the incident, any contract terminations, disputes or loss of business, and other additional costs that may be incurred by the Company in connection with the incident. Aflac undertakes no obligation to update such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

June 30, 2026	/s/ Robin L. Blackmon

(Robin L. Blackmon)
Senior Vice President, Financial Services
Chief Accounting Officer

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